UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2006

                      NEW BRUNSWICK SCIENTIFIC CO., INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW JERSEY                         0-6994           22-1630072
-----------------------------  ------------  -------------------
(State or other jurisdiction    (Commission        (IRS Employer
of incorporation)              File Number)  Identification No.)


P.O. BOX 4005
44 TALMADGE ROAD
EDISON, NEW JERSEY                         08818-4005
----------------------------------------  -----------
(Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (732) 287-1200

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 12, 2006, New Brunswick Scientific Co., Inc. (the "Company") entered into a Retirement Agreement with David Freedman. Under the terms of the Retirement Agreement Mr. Freedman agrees to retire from the Company on December 31, 2006 and among other consideration, Mr. Freedman will be paid a $396,000 bonus in recognition of his founding, visionary guidance and service to the Company. A copy of this agreement is being furnished with this Current Report on Form 8-K as Exhibit 10.1.

On December 12, 2006, the Company also entered into a three year Consulting Agreement with Mr. Freedman, effective as of January 1, 2007. Under the terms of this agreement, Mr. Freedman agrees to provide one hundred twenty (120) hours of consulting services during each calendar quarter and as consideration for those services will be paid $10,000 per month over the term of this agreement. The Company also expressed its intention in the Consulting Agreement to offer Mr. Freedman the opportunity to continue as a director during the term of the
Consulting  Agreement.   The Consulting Agreement is terminable by either party
upon 30 days advance written notice, provided that termination by the Company requires affirmative action by the Company's Board of Directors. If the Company terminates the Consulting Agreement in connection with a "change in control", Mr. Freedman is entitled to an early termination payment which would be the lesser of (i) the consulting fees which otherwise would be payable to him from termination through the end of the three-year term, or (ii) one year's worth of the consulting fees. A copy of this agreement is being furnished with this Current Report on Form 8-K as Exhibit 10.2.

The Company also entered into a letter agreement with James Orcutt. Under the terms of this agreement, effective January 1, 2007, Mr. Orcutt will assume the position of Chief Executive Officer and President of the Company. Mr. Orcutt will, among other consideration, receive a compensation package which includes a base salary of $265,000 per annum, bonus and stock options. A copy of this agreement is being furnished with this Current Report on Form 8-K as Exhibit 10.3.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 13, 2006, New Brunswick Scientific Co., Inc. announced the retirement of David Freedman, the Company's Chief Executive Officer effective as of December 31, 2006. Mr. Freedman will continue to serve as the Company's non-executive Chairman of the Board. The Company simultaneously announced that James Orcutt was appointed to the position of Chief Executive Officer effective as of January 1, 2007. A copy of this press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

   (D) EXHIBITS


Exhibit
Number   Description of the Exhibit
-------  ---------------------------------------------------------------------------------------------------------------
 10.1    Retirement Agreement with David Freedman.
 10.2    Consulting Agreement with David Freedman.
 10.3    Letter agreement with James Orcutt.
 99.1    Press release dated December 13, 2006, entitled "New Brunswick Scientific Co-Founder David Freedman to Retire".





                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   New Brunswick Scientific Co., Inc.


Date: December 14, 2006            By:/s/ Thomas Bocchino
                                      --------------------
                                      Thomas Bocchino
                                      Vice President, Finance and
                                      Chief Financial Officer